SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of July 7, 2005, by and among Q Comm International, Inc., a Utah corporation, having its principal office at 510 Technology Avenue, Building C, Orem, Utah 84097 (the “Company”), and Jurika Family Trust U/A 1989 (the “Buyer”).

WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement: (i) a unsecured promissory note in the principal amount of Six Hundred Fourteen Thousand Dollars ($614,000), substantially in the form attached hereto as Exhibit “A” (the “Note”) and (ii) warrants, in the form attached hereto as Exhibit “B” (the “Warrants”), to purchase 230,000 shares of the Company’s common stock (the “Common Stock”); and

WHEREAS, Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, the Note and the Warrants.

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    PURCHASE AND SALE OF DEBENTURES, SHARES AND WARRANTS.

a.  Purchase of Securities. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company the Note and the Warrants.

b.  Purchase Price and Form of Payment. The purchase price for the Note and the Warrants shall be $614,000 in the aggregate (the “Purchase Price”). On the Closing Date (as defined below), (i) the Buyer shall pay the Purchase Price by wire transfer of immediately available funds (or as otherwise mutually agreed) to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Note and the Warrants and (ii) the Company shall deliver the Note and the Warrants, duly executed on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

c.  Closing Date. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 4 and Section 5 below, the date and time of the issuance and sale of the Note and the Warrants shall be 11:00 a.m. Mountain Time on July 7, 2005 or such other mutually agreed upon time (the “Closing Date”). The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at the offices of the Company as set forth above, or at such other location as may be agreed to by the parties.

2.    BUYER’S REPRESENTATIONS AND WARRANTIES. The Buyer represents and warrants to the Company that:

a.  Investment Purpose. As of the date hereof, the Buyer is purchasing the Note and the Warrants and the shares of the Common Stock issuable upon exercise of the Warrants (the “Warrant Shares” and, together with the Note, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer, subject to any agreement to the contrary executed simultaneously herewith, does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b.  Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c.  Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d.  Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that the Buyer or its advisors has requested. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Buyer understands that its investment in the Securities involves a significant degree of risk.

e.  Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f.  Transfer or Re-sale. The Buyer understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and none of the Securities may be transferred unless (a) they are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer such securities only in accordance with this Section 2(f) and who is an Accredited Investor, or (d) the Securities are sold pursuant to Rule 144; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

g.  Legends. The Buyer acknowledges that, except as otherwise set forth in this Section 2(g), the Note and the certificates evidencing the Warrants and the Warrant Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, including pursuant to the provisions of Rule 144 and such sale or transfer is effected. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

h.  Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer, and this Agreement constitutes the valid and binding agreement of the Buyer enforceable in accordance with its terms.

i.  Broker. The Buyer represents and warrants that it has not dealt with any broker, finder, agent or other intermediary who is entitled to a commission or fee with respect to the transactions contemplated hereby.

3.    COVENANTS.

a.  Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full exercise of the Warrants and issuance of the Warrant Shares in connection therewith (based on the exercise price of the Warrants in effect from time to time).

4.    CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Note and the Warrants to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a.     The Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

b.  The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

5.    CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE. The obligation of the Buyer to purchase the Note and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

a.  The Company shall have executed this Agreement and delivered the same to the Buyer.

b.  The Company shall have delivered to the Buyer a duly executed Note and warrant certificate evidencing the Warrants in accordance with Section 1(b) above.

6.    GOVERNING LAW; MISCELLANEOUS.

a.  Governing Law. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Utah applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in Salt Lake City, Utah, with respect to any dispute arising under this agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby. The party that does not prevail in any dispute arising under this Agreement shall be responsible for all fees and expenses, including attorneys’ fees, incurred by the prevailing party in connection with such dispute.

b.  Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

c.  Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d.  Severability. In the event that any provision of this Agreement is invalid or enforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e.  Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

f.  Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

Q COMM INTERNATIONAL
510 Technology Avenue
Orem, Utah 84097
Attention: Chief Executive Officer
Telephone: 800-626-9941

With copy to:
Jones Waldo Holbrook & McDonough, P.C.
170 South Main Street, Suite 1500
Salt Lake City, UT 84101
Attention: Rakesh Govindji, Esq.
Telephone: 801-524-7331
Facsimile: 801-328-0537

If to the Buyer: To the address set forth immediately below such Buyer’s name on the signature page hereto.

Each party shall provide notice to the other party of any change in address.

g.  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

h.  Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is neither for the benefit of, nor may any provision hereof be enforced by, any other person.

i.  Survival. The representations and warranties of the Buyer set forth in Section 2 hereof shall survive the Closing for a period of six months. The Buyer agrees to indemnify and hold harmless the Company and its officers, directors, employees and agents for loss or damage arising as a result of or related to any material breach by the Buyer of any of its representations, warranties and covenants set forth in Section 2 hereof.

j.  Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.  No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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IN WITNESS WHEREOF, the Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

Q COMM INTERNATIONAL, INC.

By: ________________________
Michael D. Keough
Chief Executive Officer

Jurika Family Trust U/A 1989

By: _________________________
Name: William K. Jurika
Title: Trustee

RESIDENCE: California

ADDRESS:

c/o Jurika & Associates
2030 Franklin Street, Suite 210
Oakland, California 94612
Tax ID No.

Exhibit “A”

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS NOTE MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

PROMISSORY NOTE

Orem, Utah
July 7, 2005	$614,000.00

FOR VALUE RECEIVED, Q COMM INTERNATIONAL, INC., a Utah corporation (hereinafter called the “Borrower”), hereby promises to pay to the order of Jurika Family Trust U/A 1989 (the “Holder”) the sum of SIX HUNDRED FOURTEEN THOUSAND DOLLARS ($614,000), on July 7, 2007 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of five percent (5%) per annum (the “Initial Interest Rate”) from the date hereof (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. The entire principal and accrued interest shall be due and payable in a single lump sum on the Maturity Date. All payments due hereunder shall be made in lawful money of the United States of America. This Note shall be unsecured.

The following terms shall apply to this Note:

ARTICLE I. EVENTS OF DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

1.1  Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, at the due date therefor and such failure shall continue for a period of 45 days after written notice thereof to the Borrower from the Holder.

1.2  Breach of Covenants. The Borrower breaches any material term of this Note, the Securities Purchase Agreement, dated the date hereof, between the Borrower and the Holder pursuant to which this Note is being issued, the Stock Purchase Warrant, dated the date hereof, issued by the Borrower to the Holder pursuant to the Purchase Agreement (the “Purchase Agreement”), and, if curable, such breach continues for a period of 45 days after written notice thereof to the Borrower from the Holder.

1.3  Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

1.4  Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower and if instituted against Borrower is not dismissed within sixty (60) days.

ARTICLE II. MISCELLANEOUS

2.1  Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

2.2  Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be 510 Technology Avenue, Building C, Orem, Utah 84097. Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

2.3  Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

2.4  Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. The Borrower may assign its obligations hereunder without the prior written consent of the Holder. The Holder may not assign its obligations hereunder without the prior written consent of the Borrower.

2.5  Governing Law. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Utah applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in Salt Lake City, Utah, with respect to any dispute arising under this agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby. The party that does not prevail in any dispute arising under this Agreement shall be responsible for all fees and expenses, including attorneys’ fees, incurred by the prevailing party in connection with such dispute.

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2.6  Severability. In the event that any provision of this Note is invalid or enforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

2.7  Payments. All payments under this Note shall be applied as follows: (i) first to reimburse Holder for all fees, costs and other expenses incurred by Holder to enforce this Note and collect any amounts due and payable under this Note; (ii) second to all accrued and unpaid interest; and (iii) third, to the repayment of the outstanding principal amount due hereunder.

ARTICLE III. PREPAYMENT

3.1  Prepayment. Notwithstanding anything to the contrary contained in this Note, the Borrower may prepay this Note, in whole or in part, at any time without premium or penalty.

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[Signature Page to Follow]

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IN WITNESS WHEREOF, Borrower has caused this Debenture to be signed in its name by its duly authorized officer this 7th day of June, 2005.

Q COMM INTERNATIONAL, INC.
By:
Michael D. Keough
Chief Executive Officer

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Exhibit “B”

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. EXCEPT AS OTHERWISE SET FORTH HEREIN OR IN A SECURITIES PURCHASE AGREEMENT DATED AS OF JULY 7, 2005, NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR, AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE, CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

Right to Purchase 230,000 Shares of Common Stock.

STOCK PURCHASE WARRANT

THIS CERTIFIES THAT, for value received, Jurika Family Trust U/A 1989 (the “Holder”), is entitled to purchase from Q Comm International, Inc., a Utah corporation (the “Company”), at any time or from time to time during the period specified in Paragraph 2 hereof, TWO HUNDRED THRITY THOUSAND (230,000) fully paid and nonassessable shares of the Company’s Common Stock (the “Common Stock”), at an exercise price per share equal to $3.51 (the “Initial Exercise Price”). The term “Warrant Shares,” as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Initial Exercise Price are subject to adjustment as provided in Paragraph 4 hereof. The term “Warrants” means this Warrant issued pursuant to that certain Securities Purchase Agreement, dated as of July 7, 2005, between the Company and the Holder (the “Securities Purchase Agreement”). Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Securities Purchase Agreement.

This Warrant is subject to the following terms, provisions, and conditions:

1.  Manner of Exercise; Issuance of Certificates; Payment for Shares. Subject to the provisions hereof, this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the “Exercise Agreement”), to the Transfer Agent during normal business hours on any business day at the Transfer Agent’s principal executive offices (or such other office or agency of the Transfer Agent as it may designate by notice to the Holder hereof), and upon payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder hereof or such Holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered by the Transfer Agent to the Holder hereof within a reasonable time, not exceeding 14 business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Holder hereof and shall be registered in the name of such Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Transfer Agent shall, at Company’s expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

2.    Period of Exercise. This Warrant is exercisable at any time or from time to time on or after July 7, 2005 and before 5:00 p.m., Salt Lake City time on July 7, 2010 (the “Exercise Period”).

3.    Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

(a)    Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

(b)    Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

(c)    Listing. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of the Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

(d)    Successors and Assigns. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company’s assets.

4.    Adjustment Provisions. During the Exercise Period, the Initial Exercise Price, (in this section, the “Exercise Price”) and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Paragraph 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded down to the nearest cent.

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(a)    Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

(b)    Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Paragraph 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

(c)    Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the Holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place if all shareholders of record of the Company’s Common Stock, as a result of such consolidation, merger or sale or conveyance, will exchange their shares for securities of any other corporation. In any such case, the Company will make appropriate provision to insure that the provisions of this Paragraph 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Paragraph 4 and the obligations to deliver to the Holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire.

(d)    Distribution of Assets. In case the Company shall declare or make any distribution of its assets (including cash) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining stockholders entitled to such distribution, but prior to the date of distribution, the Holder of this
Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such distribution.

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(e)    Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(f)    Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such
Exercise Price.

(g)    No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

5.    No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

6.    Transfer and Replacement of Warrant.

(a)    Restriction on Transfer. This Warrant and the rights granted to the Holder hereof are not transferable, in whole or in part.

(b)    Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(c)    Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection as provided in this Paragraph 6, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 6.

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(d)    Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued.

(e)    Exercise Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, (i) that the Holder of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise may be made without registration under said Act and under applicable state securities or blue sky laws, and (ii) that the Holder execute and deliver to the Company an investment letter inform and substance acceptable to the Company.

7.    Notices. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such Holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such Holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the office of the Company at 510 Technology Avenue, Building C, Orem, Utah 84097, Attention: Chief Executive Officer, or at such other address as shall have been furnished to the Holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 7, or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

8.    Miscellaneous.

(a)    Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

(b)    Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.
Q COMM INTERNATIONAL, INC.
By:
Michael D. Keough
Chief Executive Officer

Dated July 7, 2005

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FORM OF EXERCISE AGREEMENT

Dated: ________ __, 200__

To:       Q Comm International, Inc.

The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase ________ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check in the amount of $_________. Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:
Name:
Signature:
Address:
Note:	The above signature should correspond exactly with the name on the face of the within Warrant, if applicable.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.

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